UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2016

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The purpose of this amendment is to add item (d) below regarding the frequency of shareholder votes on the compensation of executives.

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On April 19, 2016, Fifth Third Bancorp held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following proposals stated in the Proxy Statement dated March 10, 2016, which is incorporated by reference herein.

The proposals voted on and approved or disapproved by the shareholders at the Annual Meeting were as follows:

1.     Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2017:

	Number of Common Shares
	For	Against	Abstain	Broker Non-Vote
Nicholas K. Akins	595,800,303	9,007,302	1,003,979	77,519,263
B. Evan Bayh III	597,055,687	7,774,684	981,182	77,519,294
Jorge L. Benitez	602,061,076	2,706,721	1,043,785	77,519,265
Katherine B. Blackburn	601,389,584	3,468,704	953,298	77,519,261
Emerson L. Brumback	602,028,735	2,789,529	993,321	77,519,262
Greg D. Carmichael	600,791,395	3,566,642	1,453,550	77,519,260
Gary R. Heminger	588,768,274	15,929,231	1,114,078	77,519,264
Jewell D. Hoover	601,916,226	2,834,621	1,060,736	77,519,264
Michael B. McCallister	598,485,265	6,258,545	1,067,773	77,519,264
Hendrik G. Meijer	588,846,312	15,947,545	1,017,729	77,519,261
Marsha C. Williams	594,460,428	10,297,222	1,053,932	77,519,265

2.    Approval of the appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for Fifth Third Bancorp for the year 2016 was approved by a vote of the common shareholders of 660,346,083 for, 22,021,549 against, and 963,215 abstain, with no broker non-votes.

3.    The advisory vote on executive compensation was approved by a vote of the common shareholders of 558,532,723 for, 44,757,147 against, and 2,520,579 abstain, with 77,520,398 broker non-votes.

4.    In the advisory vote to determine whether the shareholder vote on the compensation of executives will occur every 1, 2, or 3 years, every 1 year was approved by a vote of the common shareholders of 552,407,859 for every 1 year, 3,018,211 for every 2 years, and 49,029,582 for every 3 years, and 1,354,795 abstain, with 77,520,400 broker non-votes.

(d) In light of the approval at the April 19, 2016 Annual Meeting by its shareholders in an advisory vote of its recommendation to hold an advisory vote for the approval of the compensation of the named executive officers every 1 year, Fifth Third will include a shareholder vote on the compensation of executives in its proxy materials every 1 year until its next vote on the frequency of shareholder votes on the compensation of executives.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

June 22, 2016	/s/ Heather Russell
Heather Russell
Executive Vice President, Chief Legal Officer and Corporate Secretary